Exhibit 99.1

NEWS RELEASE
	CONTACT:	Jason Korstange
(952) 745-2755
www.tcfbank.com

FOR IMMEDIATE RELEASE

TCF FINANCIAL CORPORATION 200 Lake Street East, Wayzata, MN 55391-1693

TCF Reports Second Quarter Earnings and EPS ($.49)

SECOND QUARTER HIGHLIGHTS

•                  Diluted earnings per share of 49 cents

•                  Net income of $62.1 million

•                  Return on average assets of 1.67 percent

•                  Return on average common equity of 24.16 percent

EARNINGS SUMMARY								Table 1
($ in thousands, except per-share data)				Percent Change
	2Q	1Q	2Q	2Q07 vs	2Q07 vs	YTD	YTD	Percent
	2007	2007	2006	1Q07	2Q06	2007	2006	Change
Net income	$62,129	$82,724	$67,061	(24.9)%	(7.4)%	$144,853	$125,283	15.6%
Diluted earnings per common share	.49	.65	.52	(24.6)	(5.8)	1.14	.96	18.8

Financial Ratios (1)
Return on average assets	1.67%	2.24%	1.92%			1.95%	1.82%
Return on average common equity	24.16	31.81	27.75			28.08	25.80
Net interest margin	4.02	4.00	4.22			4.01	4.23
Net charge-offs as a percentage
of average loans and leases	.24	.10	.16			.17	.12

(1) Annualized.

WAYZATA, MN, July 24, 2007 — TCF Financial Corporation (“TCF”) (NYSE: TCB) today reported diluted earnings per share of 49 cents for the second quarter of 2007, down 5.8 percent, compared with 52 cents for the same 2006 period.  Net income for the second quarter of 2007 was $62.1 million, down 7.4 percent from $67.1 million for the second quarter of 2006.  The second quarter of 2007 includes $2.7 million in pre-tax gains on sales of real estate and a $1.9 million favorable income tax adjustment for a combined after-tax impact of three cents per diluted share.  The second quarter of 2006 included a $4.1 million favorable income tax adjustment for an after-tax impact of three cents per diluted share.

For the second quarter of 2007, return on average assets (“ROA”) was 1.67 percent and return on average common equity (“ROE”) was 24.16 percent, compared with 1.92 percent and 27.75 percent, respectively, for the second quarter of 2006.

Diluted earnings per share for the first six months of 2007 was $1.14, compared with 96 cents for the same 2006 period.  The first six months of 2007 includes a $31.2 million pre-tax gain on the sale of ten outstate Michigan branches, $2.7 million of pre-tax gains on sales of real estate, and $10.4 million of favorable income tax settlements and adjustments for a combined after-tax impact of 26 cents per diluted share.  The first six months of 2006 includes $4.5 million in pre-tax gains on sale of assets and $4.1 million in favorable income tax adjustments for a combined after-tax impact of five cents per diluted share.

Chief Executive Officer’s Statement

“Despite a very difficult operating environment primarily due to the inverted yield curve, TCF successfully increased its net interest income and net interest margin rate from the first quarter of 2007 and effectively controlled expenses,” said Lynn A. Nagorske, CEO, TCF Financial Corporation. “However, the provision for credit losses increased from the first quarter primarily as a result of the slowdown in the housing market and increased reserves for certain commercial loans. Also, the first quarter provision included a large lease recovery.”

Total Revenue								Table 2
				Percent Change
($ in thousands)	2Q	1Q	2Q	2Q07 vs	2Q07 vs	YTD	YTD	Percent
	2007	2007	2006	1Q07	2Q06	2007	2006	Change
Net interest income	$137,425	$135,477	$135,442	1.4%	1.5%	$272,902	$266,610	2.4%
Fees and other revenue:
Fees and service charges	71,728	62,022	71,099	15.6	.9	133,750	132,654.8
Card revenue	24,876	23,261	22,984	6.9	8.2	48,137	44,246	8.8
ATM revenue	9,314	8,749	9,762	6.5	(4.6)	18,063	18,861	(4.2)
Investments and insurance	2,772	2,178	2,894	27.3	(4.2)	4,950	5,382	(8.0)
Total banking fees	108,690	96,210	106,739	13.0	1.8	204,900	201,143	1.9
Leasing and equipment finance	15,199	14,001	12,552	8.6	21.1	29,200	24,467	19.3
Other	2,993	1,953	4,331	53.3	(30.9)	4,946	12,583	(60.7)
Total fees and other revenue	126,882	112,164	123,622	13.1	2.6	239,046	238,193.4
Gains on sales of branches
and real estate	2,723	31,173	-	(91.3)	100.0	33,896	2,928	N.M .
Total non-interest income	129,605	143,337	123,622	(9.6)	4.8	272,942	241,121	13.2
Total revenue	$267,030	$278,814	$259,064	(4.2)	3.1	$545,844	$507,731	7.5

Net interest margin (1)	4.02%	4.00%	4.22%			4.01%	4.23%
Fees and other revenue as a % of:
Total revenue	47.52	40.23	47.72			43.79	46.91
Average assets (1)	3.42	3.03	3.54			3.23	3.45

N.M. = Not Meaningful
(1) Annualized.

Net Interest Income

TCF’s net interest income in the second quarter of 2007 was $137.4 million, up $2 million, or 1.5 percent, from the second quarter of 2006 and up $1.9 million, or 1.4 percent, from the first quarter of 2007.  Net interest margin in the second quarter of 2007 was 4.02 percent, compared with 4.22 percent for the second quarter of 2006 and 4.00 percent for the first quarter of 2007.

The increase in net interest income from the second quarter of 2006 was primarily attributable to a $841.6 million, or 6.5 percent, increase in average interest-earning assets, partially offset by a 20 basis point reduction in net interest margin.  The decrease in net interest margin from the second quarter of 2006 was primarily due to continued customer preference for lower-yielding fixed-rate loans and higher-cost market-rate deposits largely due to the flat or inverted yield curve which persisted for the majority of the period.

The increase in net interest income from the first quarter of 2007 was primarily due to a $64.4 million increase in total interest-earning assets, a 2 basis point increase in net interest margin and one additional day in the second quarter of 2007.  The increase in net interest margin from the first quarter of 2007 was primarily due to investments that were replaced by higher-yielding Power Assets and increased yields in leasing, partially offset by the effect of Michigan deposits sold in the first quarter of 2007.

Non-interest Income

Total non-interest income was $129.6 million for the second quarter of 2007, up $6 million, or 4.8 percent, from the same period of 2006.

Banking fees and service charges were $71.7 million for the second quarter of 2007, up $629 thousand, or .9 percent, from the second quarter of 2006 primarily attributable to deposit account growth.

Card revenues totaled $24.9 million for the second quarter of 2007, up $1.9 million, or 8.2 percent, over the same period in 2006, due to increased sales volume as a result of increases in the number of active accounts and transactions per account.

Leasing and equipment finance revenues were $15.2 million for the second quarter of 2007, up $2.6 million, or 21.1 percent, from the 2006 second quarter due to higher sales-type and operating lease revenues.

Other revenues were $3 million for the second quarter of 2007, down $1.3 million from the same period of 2006.  The decline primarily reflects non-recurring transactions in the second quarter of 2006 including a $706 thousand gain on the sale of a private bank investment and $704 thousand of interest on an income tax refund.

Gains on sales of real estate were $2.7 million for the second quarter of 2007.  These gains primarily relate to the relocation of certain mature traditional branches to improved sites and facilities.  No such sales or gains occurred in the second quarter of 2006.

Branches

Number of Branches - 2Q 2007					Table 3
	Total	New		Total	New
	Branches	Branches (1)		Branches	Branches (1)
Minnesota	108	23	Traditional	191	78
Illinois	199	38	Supermarket	241	46
Michigan	56	25	Campus	14	9
Colorado	45	41		446	133
Wisconsin	32	4
Indiana	5	1
Arizona	1	1
Total Branches	446	133

(1) New branches opened since January 1, 2002

During the second quarter of 2007, TCF opened seven new branches, including three traditional branches, two supermarket branches, and two campus branches.  TCF also relocated one traditional branch and closed two traditional and two supermarket branches and transferred the customer accounts to nearby branches.  Since January 2002, TCF has now opened 133 new branches, representing 29.8 percent of TCF’s 446 total branches.

During the remainder of 2007, TCF plans to open nine additional branches, consisting of five traditional branches, three supermarket branches and one campus branch.  To improve the customer experience and enhance deposit growth, TCF also intends to relocate six branches to improved locations and facilities, including five traditional branches and one supermarket branch, and to remodel 16 supermarket branches and one traditional branch during the last six months of 2007.  TCF also plans to close one traditional branch in the third quarter of 2007.

Additional information regarding the results of TCF’s new branches opened since January 1, 2002 is summarized as follows:

New Branch Information							Table 4
			2Q07 vs 2Q06
($ in thousands)	2Q	2Q		Percent	YTD	YTD	Percent
	2007	2006	Change	Change	2007	2006	Change
Number of deposit accounts	351,669	257,019	94,650	36.8%
Average deposits:
Checking	$343,395	$276,021	$67,374	24.4	$331,959	$265,393	25.1%
Savings	335,415	251,023	84,392	33.6	323,303	244,718	32.1
Money market	43,548	25,938	17,610	67.9	41,664	25,552	63.1
Subtotal	722,358	552,982	169,376	30.6	696,926	535,663	30.1
Certificates of deposit	446,333	406,314	40,019	9.8	440,148	360,877	22.0
Total deposits	$1,168,691	$959,296	$209,395	21.8	$1,137,074	$896,540	26.8

Total fees and other revenue	$18,570	$14,187	$4,383	30.9	$33,526	$25,771	30.1

Power Assets®

Average Power Assets								Table 5
				Percent Change
($ in thousands)	2Q	1Q	2Q	2Q07 vs	2Q07 vs	YTD	YTD	Percent
	2007	2007	2006	1Q07	2Q06	2007	2006	Change
Loans and leases: (1)
Consumer home equity:
First mortgage lien	$3,894,939	$3,808,390	$3,509,588	2.3%	11.0%	$3,851,905	$3,459,600	11.3%
Junior lien	2,140,773	2,109,723	1,901,063	1.5	12.6	2,125,333	1,854,125	14.6
Total consumer home equity	6,035,712	5,918,113	5,410,651	2.0	11.6	5,977,238	5,313,725	12.5
Consumer other	41,708	41,853	34,854	(.3)	19.7	41,780	34,843	19.9
Total consumer	6,077,420	5,959,966	5,445,505	2.0	11.6	6,019,018	5,348,568	12.5
Commercial real estate	2,349,608	2,377,683	2,398,425	(1.2)	(2.0)	2,363,568	2,364,192	-
Commercial business	557,134	554,127	500,530.5		11.3	555,639	475,088	17.0
Total commercial	2,906,742	2,931,810	2,898,955	(.9)	.3	2,919,207	2,839,280	2.8
Leasing and equipment finance	1,879,958	1,837,964	1,624,781	2.3	15.7	1,859,077	1,579,161	17.7
Total Power Assets	$10,864,120	$10,729,740	$9,969,241	1.3	9.0	$10,797,302	$9,767,009	10.5

(1) Excludes residential real estate loans, education loans held for sale and operating lease receivables.

TCF’s average Power Assets increased $894.9 million, or 9 percent, from the second quarter of 2006.  TCF’s average consumer loan balances increased $631.9 million, or 11.6 percent, average commercial loan balances increased $7.8 million, or .3 percent, and leasing and equipment finance balances increased $255.2 million, or 15.7 percent, from the second quarter of 2006.

TCF’s average Power Assets increased $134.4 million, or 5 percent (annualized), from the first quarter of 2007.  The second quarter’s lower annualized growth rate is related to slower growth in consumer home equity loans resulting from the slow down in the housing market and increased prepayments of commercial real estate loans.

Power Liabilities®

Average Power Liabilities								Table 6
				Percent Change
($ in thousands)	2Q	1Q	2Q	2Q07 vs	2Q07 vs	YTD	YTD	Percent
	2007	2007	2006	1Q07	2Q06	2007	2006	Change
Non-interest bearing deposits:
Retail	$1,492,429	$1,532,150	$1,557,933	(2.6)%	(4.2)%	$1,512,180	$1,555,982	(2.8)%
Small business	586,711	596,460	604,776	(1.6)	(3.0)	591,559	597,548	(1.0)
Commercial and custodial	199,226	201,860	234,188	(1.3)	(14.9)	200,534	258,165	(22.3)
Total non-interest bearing	2,278,366	2,330,470	2,396,897	(2.2)	(4.9)	2,304,273	2,411,695	(4.5)
Interest-bearing deposits:
Premier checking	1,070,397	1,073,500	1,000,749	(.3)	7.0	1,071,940	969,575	10.6
Other checking	834,405	824,512	893,800	1.2	(6.6)	829,486	901,835	(8.0)
Subtotal	1,904,802	1,898,012	1,894,549.4		.5	1,901,426	1,871,410	1.6
Premier savings	1,109,341	1,070,059	855,979	3.7	29.6	1,089,809	818,222	33.2
Other savings	1,300,857	1,314,471	1,415,767	(1.0)	(8.1)	1,307,627	1,428,223	(8.4)
Subtotal	2,410,198	2,384,530	2,271,746	1.1	6.1	2,397,436	2,246,445	6.7
Money market	604,217	610,286	610,766	(1.0)	(1.1)	607,235	640,022	(5.1)
Subtotal	4,919,217	4,892,828	4,777,061.5		3.0	4,906,097	4,757,877	3.1
Certificates of deposit	2,525,886	2,513,838	2,249,694.5		12.3	2,519,895	2,128,341	18.4
Total interest-bearing	7,445,103	7,406,666	7,026,755.5		6.0	7,425,992	6,886,218	7.8
Power Liabilities	$9,723,469	$9,737,136	$9,423,652	(.1)	3.2	$9,730,265	$9,297,913	4.6

Average rate on deposits	2.40%	2.38%	1.97%			2.39%	1.87%
# of deposit accounts	2,428,643	2,406,725	2,395,827.9		1.4

Average Power Liabilities totaled $9.7 billion for the second quarter of 2007, with an average interest rate of 2.40 percent, an increase of $299.8 million, or 3.2 percent, from the second quarter of 2006.  Excluding the Michigan deposits sold in the first quarter of 2007, average Power Liabilities increased $521.3 million, or 5.7 percent, from the second quarter of 2006, primarily driven by increases in Premier Checking, Premier Savings and certificates of deposit, partially offset by declines in other interest-bearing checking and savings.

Average Power Liabilities decreased $13.7 million, or .6 percent (annualized), from the first quarter of 2007.  Excluding the Michigan deposits sold in the first quarter of 2007, average Power Liabilities increased $207.8 million, or 8.7 percent (annualized), from the first quarter of 2007 primarily in interest-bearing checking, savings and certificates of deposit.

Non-interest Expense

								Table 7
				Percent Change
($ in thousands)	2Q	1Q	2Q	2Q07 vs	2Q07 vs	YTD	YTD	Percent
	2007	2007	2006	1Q07	2Q06	2007	2006	Change
Compensation and
employee benefits	$86,707	$88,093	$85,083	(1.6)%	1.9%	$174,800	$171,251	2.1%
Occupancy and equipment	29,329	30,451	27,998	(3.7)	4.8	59,780	56,049	6.7
Advertising and promotions	5,586	5,981	6,755	(6.6)	(17.3)	11,567	12,471	(7.2)
Other	36,531	35,315	37,725	3.4	(3.2)	71,846	74,907	(4.1)
Subtotal	158,153	159,840	157,561	(1.1)	.4	317,993	314,678	1.1
Operating lease depreciation	4,381	4,360	3,405.5		28.7	8,741	6,568	33.1
Total non-interest expense	$162,534	$164,200	$160,966	(1.0)	1.0	$326,734	$321,246	1.7

Non-interest expense totaled $162.5 million for the second quarter of 2007, up $1.6 million, or 1 percent, from $161 million for the second quarter of 2006.

Compensation and employee benefits were well controlled and increased $1.6 million, or 1.9 percent, from the second quarter of 2006.  Increases due to branch expansion and production-related compensation were partially offset by reductions from branches sold, closed branches and other efficiency initiatives.

Occupancy and equipment expenses increased $1.3 million, or 4.8 percent, from the second quarter of 2006 primarily due to the costs associated with branch expansion and relocation.

Advertising and promotions expense was $5.6 million, down $1.2 million, or 17.3 percent, from the second quarter of 2006 primarily due to lower media and promotion costs.

Operating lease depreciation increased $976 thousand, or 28.7 percent, from the second quarter of 2006 primarily due to a $9.9 million, or 15.4 percent, increase in average operating lease balances in TCF’s leasing and equipment finance subsidiaries.

Credit Quality

Credit Quality Summary													Table 8
							Percent Change
($ in thousands)	2Q		1Q		2Q		2Q07 vs	2Q07 vs	YTD		YTD		Percent
	2007		2007		2006		1Q07	2Q06	2007		2006		Change
Allowance for loan and lease losses
Balance at beginning of period	$60,483		$58,543		$54,805		3.3%	10.4%	$58,543		$55,823		4.9%
Charge-offs	(10,749)		(9,232)		(7,939)		16.4	35.4	(19,981)		(15,076)		32.5
Recoveries	3,746		6,516		3,630		(42.5)	3.2	10,262		8,598		19.4
Net charge-offs	(7,003)		(2,716)		(4,309)		157.8	62.5	(9,719)		(6,478)		50.0
Provision for credit losses	13,329		4,656		4,177		186.3	N.M .	17,985		5,328		N.M.
Balance at end of period	$66,809		$60,483		$54,673		10.5	22.2	$66,809		$54,673		22.2

Allowance as a percentage of:
Period end loans and leases	.58%		.53%		.50%				.58%		.50%
Net charge-offs (1)	2.4	X	5.6	X	3.2	X			3.4	X	4.2	X

Net Charge-offs as a Percentage of
Average Loans and Leases (1)
Consumer home equity	.30%		.22%		.09%				.26%		.10%
Total consumer	.37		.20		.18				.28		.13
Commercial real estate	-		.07		-				.03		.01
Commercial business	.03		.11		.14				.07		.14
Leasing and equipment finance	.29		(.18)		.42				.06		.32
Residential real estate	.01		.02		.02				.02		.02
Total	.24		.10		.16				.17		.12

Other Credit Quality Data
Delinquencies (30+ days)	$58,687		$46,814		$34,550
Delinquencies as a percentage of
loan and lease portfolio	.51%		.41%		.32%

Non-accrual loans	$40,391		$55,106		$25,140		(26.7)	60.7
Real estate owned	44,813		27,212		25,986		64.7	72.5
Total non-performing assets	85,204		82,318		51,126		3.5	66.7
Non-performing assets as a
percentage of:
Net loans and leases	.74%		.72%		.47%

(1) Annualized.

At June 30, 2007, TCF’s allowance for loan and lease losses totaled $66.8 million, or .58 percent of loans and leases, an increase of $6.3 million from $60.5 million, or .53 percent, at March 31, 2007.  The provision for credit losses for the second quarter of 2007 was $13.3 million, up $9.2 million from the second quarter of 2006, primarily due to higher consumer home equity net charge-offs and the resulting portfolio reserve rate increases and increased reserves for commercial loans, and equipment finance loans and leases.

At June 30, 2007, TCF’s over-30-day delinquency rate was .51 percent, up from .41 percent at March 31, 2007 primarily due to one commercial real estate loan which was in the process of renewal subsequent to maturity.  Total non-performing assets were $85.2 million, or .57 percent of total assets, at June 30, 2007, up from $82.3 million, or .55 percent, at March 31, 2007.  The increase in non-performing assets reflected a $17.6 million increase in real estate owned and a $14.8 million decrease in non-accrual loans primarily due to a $13.8 million Minnesota commercial real estate loan which migrated from non-accrual status at March 31, 2007 to real estate owned as of June 30, 2007.

Income Taxes

TCF’s income tax expense was $29 million for the second quarter of 2007, or 31.9 percent of pre-tax income, compared with $26.9 million, or 28.6 percent, for the comparable 2006 period.  The second quarter 2007 income tax expense includes a $1.9 million reduction in income tax expense related to favorable developments in uncertain tax positions.  The income tax expense for the second quarter of 2006 includes a $4.1 million reduction in income tax expense related to favorable developments in uncertain tax positions.  Excluding these items, the effective income tax rate was 33.9 percent for the second quarter of 2007 and 33 percent for the second quarter of 2006.

Capital

Capital Information				Table 9
At period end
($ in thousands, except per-share data)	2Q		4Q
	2007		2006
Stockholders’ equity	$1,001,032		$1,033,374
Stockholders’ equity to total assets	6.68%		7.04%
Book value per common share	$7.88		$7.92

Risk-based capital
Tier 1	$910,574	8.40%	$914,128	8.65%
Total	1,177,748	10.86	1,173,073	11.10
Total “well-capitalized” requirement	1,084,284	10.00	1,056,694	10.00
Excess over “well-capitalized” requirement	93,464.86		116,379	1.10

During the second quarter of 2007, TCF repurchased 2.4 million shares of its common stock at an average cost of $27.58 per share.  TCF has a total of 5.8 million shares authorized under its stock repurchase programs.

Website Information

A live webcast of TCF’s conference call to discuss second quarter earnings will be hosted at TCF’s website, www.tcfbank.com, on July 24, 2007 at 10:00 a.m., CT.  Additionally, the webcast is available for replay at TCF’s website after the conference call.  The website also includes free access to company news releases, TCF’s annual report, quarterly reports, investor presentations and SEC filings.

TCF is a Wayzata, Minnesota-based national financial holding company with $15 billion in total assets.  TCF has 446 banking offices in Minnesota, Illinois, Michigan, Colorado, Wisconsin, Indiana and Arizona.  Other TCF affiliates provide leasing and equipment finance, and investments and insurance sales.

Forward-looking Information

This earnings release and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties. These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legal, legislative or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments, including adoption of state legislation that would increase state taxes; adoption of proposed federal legislation reducing interest subsidies and other benefits available to TCF in its education lending programs; adverse findings in tax audits or regulatory examinations; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or changes in allowance for loan and lease losses dictated by market conditions or regulatory requirements; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage for claims made by TCF; technological, computer-related or operational difficulties or loss or theft of information; adverse changes in securities markets; and results of litigation, including reductions in card revenues resulting from litigation brought by various merchants or merchant organizations against Visa; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Three Months Ended
	June 30,		Change
	2007	2006	$	%
Interest income:
Loans and leases	$206,738	$188,988	$17,750	9.4
Securities available for sale	26,665	25,156	1,509	6.0
Education loans held for sale	3,365	4,205	(840)	(20.0)
Investments	1,557	792	765	96.6
Total interest income	238,325	219,141	19,184	8.8
Interest expense:
Deposits	58,242	46,247	11,995	25.9
Borrowings	42,658	37,452	5,206	13.9
Total interest expense	100,900	83,699	17,201	20.6
Net interest income	137,425	135,442	1,983	1.5
Provision for credit losses	13,329	4,177	9,152	N.M .
Net interest income after provision for credit losses	124,096	131,265	(7,169)	(5.5)
Non-interest income:
Fees and service charges	71,728	71,099	629.9
Card revenue	24,876	22,984	1,892	8.2
ATM revenue	9,314	9,762	(448)	(4.6)
Investments and insurance revenue	2,772	2,894	(122)	(4.2)
Subtotal	108,690	106,739	1,951	1.8
Leasing and equipment finance	15,199	12,552	2,647	21.1
Other	2,993	4,331	(1,338)	(30.9)
Fees and other revenue	126,882	123,622	3,260	2.6
Gains on sales of branches and real estate	2,723	-	2,723	100.0
Total non-interest income	129,605	123,622	5,983	4.8
Non-interest expense:
Compensation and employee benefits	86,707	85,083	1,624	1.9
Occupancy and equipment	29,329	27,998	1,331	4.8
Advertising and promotions	5,586	6,755	(1,169)	(17.3)
Other	36,531	37,725	(1,194)	(3.2)
Subtotal	158,153	157,561	592.4
Operating lease depreciation	4,381	3,405	976	28.7
Total non-interest expense	162,534	160,966	1,568	1.0
Income before income tax expense	91,167	93,921	(2,754)	(2.9)
Income tax expense	29,038	26,860	2,178	8.1
Net income	$62,129	$67,061	$(4,932)	(7.4)

Net income per common share:
Basic	$.49	$.52	$(.03)	(5.8)
Diluted	$.49	$.52	$(.03)	(5.8)

Dividends declared per common share	$.2425	$.23	$.0125	5.4

Average common and common equivalent shares outstanding (in thousands):
Basic	125,681	129,169	(3,488)	(2.7)
Diluted	125,943	129,362	(3,419)	(2.6)

N.M. Not meaningful.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands, except per-share data)

(Unaudited)

	Six Months Ended
	June 30,		Change
	2007	2006	$	%
Interest income:
Loans and leases	$408,343	$365,971	$42,372	11.6
Securities available for sale	51,770	48,855	2,915	6.0
Education loans held for sale	7,511	8,552	(1,041)	(12.2)
Investments	4,363	1,469	2,894	197.0
Total interest income	471,987	424,847	47,140	11.1
Interest expense:
Deposits	115,397	86,094	29,303	34.0
Borrowings	83,688	72,143	11,545	16.0
Total interest expense	199,085	158,237	40,848	25.8
Net interest income	272,902	266,610	6,292	2.4
Provision for credit losses	17,985	5,328	12,657	N.M .
Net interest income after provision for credit losses	254,917	261,282	(6,365)	(2.4)
Non-interest income:
Fees and service charges	133,750	132,654	1,096.8
Card revenue	48,137	44,246	3,891	8.8
ATM revenue	18,063	18,861	(798)	(4.2)
Investments and insurance revenue	4,950	5,382	(432)	(8.0)
Subtotal	204,900	201,143	3,757	1.9
Leasing and equipment finance	29,200	24,467	4,733	19.3
Other	4,946	12,583	(7,637)	(60.7)
Fees and other revenue	239,046	238,193	853.4
Gains on sales of branches and real estate	33,896	2,928	30,968	N.M .
Total non-interest income	272,942	241,121	31,821	13.2
Non-interest expense:
Compensation and employee benefits	174,800	171,251	3,549	2.1
Occupancy and equipment	59,780	56,049	3,731	6.7
Advertising and promotions	11,567	12,471	(904)	(7.2)
Other	71,846	74,907	(3,061)	(4.1)
Subtotal	317,993	314,678	3,315	1.1
Operating lease depreciation	8,741	6,568	2,173	33.1
Total non-interest expense	326,734	321,246	5,488	1.7
Income before income tax expense	201,125	181,157	19,968	11.0
Income tax expense	56,272	55,874	398.7
Net income	$144,853	$125,283	$19,570	15.6

Net income per common share:
Basic	$1.14	$.97	$.17	17.5
Diluted	$1.14	$.96	$.18	18.8

Dividends declared per common share	$.485	$.46	$.025	5.4

Average common and common equivalent shares outstanding (in thousands):
Basic	126,673	129,722	(3,049)	(2.4)
Diluted	126,927	129,902	(2,975)	(2.3)

N.M.  Not meaningful.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per-share data)

	At	At	At	% Change from
	June 30,	December 31,	June 30,	December 31,	June 30,
	2007	2006	2006	2006	2006
	(Unaudited)		(Unaudited)
ASSETS

Cash and due from banks	$324,406	$348,980	$371,942	(7.0)%	(12.8)%
Investments	110,811	170,129	76,124	(34.9)	45.6
Securities available for sale	1,943,450	1,816,126	1,781,995	7.0	9.1
Education loans held for sale	111,377	144,574	227,703	(23.0)	(51.1)
Loans and leases:
Consumer home equity and other	6,201,067	5,945,077	5,599,262	4.3	10.7
Commercial real estate	2,354,805	2,390,653	2,411,028	(1.5)	(2.3)
Commercial business	569,105	551,995	543,337	3.1	4.7
Leasing and equipment finance	1,913,628	1,818,165	1,677,641	5.3	14.1
Subtotal	11,038,605	10,705,890	10,231,268	3.1	7.9
Residential real estate	572,619	627,790	695,214	(8.8)	(17.6)
Total loans and leases	11,611,224	11,333,680	10,926,482	2.4	6.3
Allowance for loan and lease losses	(66,809)	(58,543)	(54,673)	(14.1)	(22.2)
Net loans and leases	11,544,415	11,275,137	10,871,809	2.4	6.2
Premises and equipment, net	423,048	406,087	384,360	4.2	10.1
Goodwill	152,599	152,599	152,599	-	-
Other assets	367,598	356,102	356,029	3.2	3.2
	$14,977,704	$14,669,734	$14,222,561	2.1	5.3

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:
Checking	$4,268,723	$4,348,256	$4,360,375	(1.8)	(2.1)
Savings	2,446,942	2,351,580	2,297,921	4.1	6.5
Money market	615,940	585,779	603,031	5.1	2.1
Subtotal	7,331,605	7,285,615	7,261,327.6		1.0
Certificates of deposit	2,511,090	2,483,635	2,382,273	1.1	5.4
Total deposits	9,842,695	9,769,250	9,643,600.8		2.1
Short-term borrowings	285,828	214,112	561,374	33.5	(49.1)
Long-term borrowings	3,568,997	3,374,428	2,778,277	5.8	28.5
Total borrowings	3,854,825	3,588,540	3,339,651	7.4	15.4
Accrued expenses and other liabilities	279,152	278,570	261,925.2		6.6
Total liabilities	13,976,672	13,636,360	13,245,176	2.5	5.5
Stockholders’ equity:
Common stock, par value $.01 per share, 280,000,000 shares authorized; 131,500,734; 131,660,749 and 184,202,447 shares issued	1,315	1,317	1,842	(.2)	(28.6)
Additional paid-in capital	352,674	343,744	468,110	2.6	(24.7)
Retained earnings, subject to certain restrictions	866,104	784,011	1,601,009	10.5	(45.9)
Accumulated other comprehensive loss	(62,631)	(34,926)	(55,515)	(79.3)	(12.8)
Treasury stock at cost, 4,545,780; 1,242,413 and 52,813,430 shares, and other	(156,430)	(60,772)	(1,038,061)	(157.4)	84.9
Total stockholders’ equity	1,001,032	1,033,374	977,385	(3.1)	2.4
	$14,977,704	$14,669,734	$14,222,561	2.1	5.3

N.M.  Not meaningful.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Allowance for loan and lease losses

							Allowance as % of Portfolio
	At June 30, 2007		At March 31, 2007		At June 30, 2006		Change from
	Allowance		Allowance		Allowance		Mar. 31,		Jun. 30,
	Balance	% of Portfolio	Balance	% of Portfolio	Balance	% of Portfolio	2007		2006
Consumer home equity	$18,569.30%		$15,345.26%		$10,449.19%		4	bps	11	bps
Consumer other	2,055	3.16	1,965	3.33	2,077	3.46	(17)		(30)
Total consumer	$20,624.33		$17,310.29		$12,526.22		4		11
Commercial real estate	23,410.99		22,367.95		22,127.92		4		7
Commercial business	8,471	1.49	7,294	1.30	7,123	1.31	19		18
Leasing and equipment finance	13,784.72		12,970.70		12,352.74		2		(2)
Residential real estate	520.09		542.09		545.08		-		1
Total	$66,809.58		$60,483.53		$54,673.50		5		8

Quarterly Net Charge-Offs

	Quarter Ended				Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,	Jun. 30,
	2007	2007	2006	2006	2007	2006
Consumer home equity	$4,501	$3,262	$3,100	$1,232	$1,239	$3,269
Consumer other	1,075	(287)	1,611	1,167	1,362	(92)
Total consumer	$5,576	$2,975	$4,711	$2,399	$2,601	$3,177
Commercial real estate	-	403	(28)	-	(403)	-
Commercial business	43	148	168	170	(105)	(127)
Leasing and equipment finance	1,362	(838)	1,611	1,705	2,200	(343)
Residential real estate	22	28	166	35	(6)	(13)
Total	$7,003	$2,716	$6,628	$4,309	$4,287	$2,694

Quarterly Net Charge-Offs as a Percentage of Average Loans and Leases

	Quarter Ended (1)				Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,		Jun. 30,
	2007	2007	2006	2006	2007		2006
Consumer home equity	.30%	.22%	.21%	.09%	8	bps	21	bps
Total consumer	.37	.20	.32	.18	17		19
Commercial real estate	-	.07	-	-	(7)		-
Commercial business	.03	.11	.13	.14	(8)		(11)
Leasing and equipment finance	.29	(.18)	.36	.42	47		(13)
Residential real estate	.01	.02	.10	.02	(1)		(1)
Total	.24	.10	.24	.16	14		8

Non-performing assets

	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,		Jun. 30,
	2007	2007	2006	2006	2007		2006
Non-accrual loans and leases:
Consumer home equity and other	$15,901	$18,059	$16,520	$9,898	$(2,158)		$6,003
Commercial real estate	11,746	25,500	12,849	7,319	(13,754)		4,427
Commercial business	3,337	2,292	3,421	1,481	1,045		1,856
Leasing and equipment finance	6,886	5,978	7,596	4,906	908		1,980
Residential real estate	2,521	3,277	2,799	1,536	(756)		985
Total non-accrual loans and leases	40,391	55,106	43,185	25,140	(14,715)		15,251
Other real estate owned:
Residential real estate	30,111	26,241	19,899	20,393	3,870		9,718
Commercial real estate	14,702	971	2,554	5,593	13,731		9,109
Total other real estate owned	44,813	27,212	22,453	25,986	17,601		18,827
Total non-performing assets	$85,204	$82,318	$65,638	$51,126	$2,886		$34,078

Non-performing assets as a percentage of
Net loans and leases	.74%	.72%	.58%	.47%	2	bps	27	bps

N.M.  Not meaningful.

(1)  Annualized

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CREDIT QUALITY DATA

(Dollars in thousands)

(Unaudited)

Over 30-day delinquency data - principal balances (1)

	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,	Jun. 30,
	2007	2007	2006	2006	2007	2006
Consumer home equity and other	$28,269	$27,653	$34,313	$19,950	$616	$8,319
Commercial real estate (2)	10,739	3,857	18,072	108	6,882	10,631
Commercial business	183	1,021	762	241	(838)	(58)
Leasing and equipment finance	11,016	7,102	8,499	7,056	3,914	3,960
Residential real estate	8,480	7,181	10,047	7,195	1,299	1,285
Total	$58,687	$46,814	$71,693	$34,550	$11,873	$24,137

Over 30-day delinquency data - % of portfolio (1)

	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,		Jun. 30,
	2007	2007	2006	2006	2007		2006
Consumer home equity and other	.46%	.46%	.58%	.36%	-	bps	10	bps
Commercial real estate (2)	.46	.17	.76	-	29		46
Commercial business	.03	.18	.14	.04	(15)		(1)
Leasing and equipment finance	.58	.39	.47	.42	19		16
Residential real estate	1.49	1.20	1.61	1.04	29		45
Total	.51	.41	.63	.32	10		19

Accruing loans and leases 90 or more past due (2)	$20,754	$10,131	$12,214	$7,070	$10,623		$13,684

Potential Problem Loans and Leases (3)

	At	At	At	At	Change from
	Jun. 30,	Mar. 31,	Dec. 31,	Jun. 30,	Mar. 31,	Jun. 30,
	2007	2007	2006	2006	2007	2006
Commercial real estate	$35,956	$25,563	$43,216	$28,084	$10,393	$7,872
Commercial business	8,557	16,747	11,664	15,440	(8,190)	(6,883)
Leasing and equipment finance	12,022	12,316	11,265	7,859	(294)	4,163
	$56,535	$54,626	$66,145	$51,383	$1,909	$5,152

(1)            Excludes non-accrual loans and leases.

(2)            At June 30, 2007, the balance includes a $10 million commercial real estate loan which was in the process of renewal subsequent to maturity.

(3)            Consists of loans and leases primarily classified for regulatory purposes as substandard and reflect the distinct possibility, but not probability, that they will become non-performing or that TCF will not be able to collect all amounts due according to the contractual terms of the loan or lease agreement.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Three Months Ended June 30,
	2007			2006
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)

ASSETS

Investments	$130,977	$1,557	4.77%	$69,176	$792	4.59%
Securities available for sale	1,967,524	26,665	5.42	1,880,671	25,156	5.35
Education loans held for sale	153,566	3,365	8.79	228,492	4,205	7.38
Loans and leases:
Consumer home equity:
Fixed-rate	4,614,322	80,127	6.97	3,721,249	63,061	6.80
Variable-rate	1,421,390	31,181	8.80	1,689,402	36,611	8.69
Consumer - other	41,708	1,057	10.16	34,854	921	10.60
Total consumer home equity and other	6,077,420	112,365	7.42	5,445,505	100,593	7.41
Commercial real estate:
Fixed- and adjustable-rate	1,750,690	28,036	6.42	1,672,865	26,007	6.24
Variable-rate	598,918	11,685	7.83	725,560	13,754	7.60
Total commercial real estate	2,349,608	39,721	6.78	2,398,425	39,761	6.65
Commercial business:
Fixed- and adjustable-rate	165,780	2,675	6.47	127,702	1,969	6.18
Variable-rate	391,354	7,317	7.50	372,828	6,940	7.47
Total commercial business	557,134	9,992	7.19	500,530	8,909	7.14
Leasing and equipment finance	1,879,958	36,069	7.67	1,624,781	29,370	7.23
Subtotal	10,864,120	198,147	7.31	9,969,241	178,633	7.18
Residential real estate	587,400	8,591	5.85	714,433	10,355	5.80
Total loans and leases	11,451,520	206,738	7.24	10,683,674	188,988	7.09

Total interest-earning assets	13,703,587	238,325	6.97	12,862,013	219,141	6.83

Other assets	1,148,033			1,110,174

Total assets	$14,851,620			$13,972,187

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,492,429			$1,557,933
Small business	586,711			604,776
Commercial and custodial	199,226			234,188
Total non-interest bearing deposits	2,278,366			2,396,897
Interest-bearing deposits:
Premier checking	1,070,397	7,943	2.98	1,000,749	7,923	3.18
Other checking	834,405	729.35		893,800	512.23
Subtotal	1,904,802	8,672	1.83	1,894,549	8,435	1.79
Premier savings	1,109,341	11,672	4.22	855,979	8,612	4.04
Other savings	1,300,857	3,733	1.15	1,415,767	2,970.85
Subtotal	2,410,198	15,405	2.56	2,271,746	11,582	2.04
Money market	604,217	4,355	2.89	610,766	3,429	2.25
Subtotal	4,919,217	28,432	2.32	4,777,061	23,446	1.97
Certificates of deposit	2,525,886	29,810	4.73	2,249,694	22,801	4.06
Total interest-bearing deposits	7,445,103	58,242	3.14	7,026,755	46,247	2.64

Total deposits	9,723,469	58,242	2.40	9,423,652	46,247	1.97

Borrowings:
Short-term borrowings	196,169	2,553	5.22	573,418	7,140	4.99
Long-term borrowings	3,566,883	40,105	4.51	2,703,623	30,312	4.50
Total borrowings	3,763,052	42,658	4.55	3,277,041	37,452	4.58

Total deposits and borrowings	13,486,521	100,900	3.00	12,700,693	83,699	2.64

Other liabilities	336,676			304,875

Total liabilities	13,823,197			13,005,568

Stockholders’ equity	1,028,423			966,619

Total liabilities and stockholders’ equity	$14,851,620			$13,972,187

Net interest income and margin		$137,425	4.02%		$135,442	4.22%

(1)  Annualized.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES

(Dollars in thousands)

(Unaudited)

	Six Months Ended June 30,
	2007			2006
	Average		Yields and	Average		Yields and
	Balance	Interest	Rates (1)	Balance	Interest	Rates (1)
ASSETS

Investments	$180,839	$4,363	4.86%	$69,912	$1,469	4.22%
Securities available for sale	1,914,723	51,770	5.41	1,831,402	48,855	5.34
Education loans held for sale	177,611	7,511	8.53	254,692	8,552	6.77
Loans and leases:
Consumer home equity:
Fixed-rate	4,545,305	156,803	6.96	3,536,733	118,583	6.76
Variable-rate	1,431,933	62,589	8.81	1,776,992	74,335	8.44
Consumer - other	41,780	2,078	10.03	34,843	1,714	9.92
Total consumer home equity and other	6,019,018	221,470	7.42	5,348,568	194,632	7.34
Commercial real estate:
Fixed- and adjustable-rate	1,741,713	55,272	6.40	1,621,257	49,933	6.21
Variable-rate	621,855	23,966	7.77	742,935	27,222	7.39
Total commercial real estate	2,363,568	79,238	6.76	2,364,192	77,155	6.58
Commercial business:
Fixed- and adjustable-rate	164,405	5,281	6.48	121,757	3,718	6.16
Variable-rate	391,234	14,564	7.51	353,331	12,575	7.18
Total commercial business	555,639	19,845	7.20	475,088	16,293	6.92
Leasing and equipment finance	1,859,077	70,316	7.56	1,579,161	56,656	7.18
Subtotal	10,797,302	390,869	7.29	9,767,009	344,736	7.11
Residential real estate	601,109	17,474	5.82	733,004	21,235	5.80
Total loans and leases	11,398,411	408,343	7.21	10,500,013	365,971	7.02
Total interest-earning assets	13,671,584	471,987	6.95	12,656,019	424,847	6.75
Other assets	1,149,249			1,138,592
Total assets	$14,820,833			$13,794,611

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest bearing deposits:
Retail	$1,512,180			$1,555,982
Small business	591,559			597,548
Commercial and custodial	200,534			258,165
Total non-interest bearing deposits	2,304,273			2,411,695
Interest-bearing deposits:
Premier checking	1,071,940	16,149	3.04	969,575	14,954	3.11
Other checking	829,486	1,263.31		901,835	1,068.24
Subtotal	1,901,426	17,412	1.85	1,871,410	16,022	1.73
Premier savings	1,089,809	22,991	4.25	818,222	15,911	3.92
Other savings	1,307,627	7,327	1.13	1,428,223	6,084.86
Subtotal	2,397,436	30,318	2.55	2,246,445	21,995	1.97
Money market	607,235	8,704	2.89	640,022	6,975	2.20
Subtotal	4,906,097	56,434	2.32	4,757,877	44,992	1.91
Certificates of deposit	2,519,895	58,963	4.71	2,128,341	41,102	3.89
Total interest-bearing deposits	7,425,992	115,397	3.13	6,886,218	86,094	2.52
Total deposits	9,730,265	115,397	2.39	9,297,913	86,094	1.87

Borrowings:
Short-term borrowings	142,347	3,725	5.28	623,863	14,643	4.73
Long-term borrowings	3,582,869	79,963	4.50	2,593,321	57,500	4.47
Total borrowings	3,725,216	83,688	4.53	3,217,184	72,143	4.52

Total deposits and borrowings	13,455,481	199,085	2.98	12,515,097	158,237	2.55

Other liabilities	333,536			308,463

Total liabilities	13,789,017			12,823,560

Stockholders’ equity	1,031,816			971,051
Total liabilities and stockholders’ equity	$14,820,833			$13,794,611
Net interest income and margin		$272,902	4.01%		$266,610	4.23%

(1)  Annualized.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY STATEMENTS OF INCOME AND FINANCIAL RATIOS

(Dollars in thousands, except per-share data)

(Unaudited)

	At or For the Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2007	2007	2006	2006	2006
Interest income:
Loans and leases	$206,738	$201,605	$204,150	$199,469	$188,988
Securities available for sale	26,665	25,105	24,699	24,481	25,156
Education loans held for sale	3,365	4,146	3,019	3,438	4,205
Investments	1,557	2,806	1,173	862	792
Total interest income	238,325	233,662	233,041	228,250	219,141
Interest expense:
Deposits	58,242	57,155	55,996	53,234	46,247
Borrowings	42,658	41,030	41,158	39,983	37,452
Total interest expense	100,900	98,185	97,154	93,217	83,699
Net interest income	137,425	135,477	135,887	135,033	135,442
Provision for credit losses	13,329	4,656	10,073	5,288	4,177
Net interest income after provision for credit losses	124,096	130,821	125,814	129,745	131,265
Non-interest income:
Fees and service charges	71,728	62,022	66,735	70,777	71,099
Card revenue	24,876	23,261	23,485	24,353	22,984
ATM revenue	9,314	8,749	9,019	9,880	9,762
Investments and insurance revenue	2,772	2,178	2,087	3,226	2,894
Subtotal	108,690	96,210	101,326	108,236	106,739
Leasing and equipment finance	15,199	14,001	15,165	13,372	12,552
Other	2,993	1,953	2,340	6,644	4,331
Fees and other revenue	126,882	112,164	118,831	128,252	123,622
Gains on sales of branches and real estate	2,723	31,173	-	1,260	-
Total non-interest income	129,605	143,337	118,831	129,512	123,622
Non-interest expense:
Compensation and employee benefits	86,707	88,093	85,811	84,795	85,083
Occupancy and equipment	29,329	30,451	29,905	28,664	27,998
Advertising and promotions	5,586	5,981	6,235	8,220	6,755
Other	36,531	35,315	39,611	36,931	37,725
Subtotal	158,153	159,840	161,562	158,610	157,561
Operating lease depreciation	4,381	4,360	4,000	3,779	3,405
Total non-interest expense	162,534	164,200	165,562	162,389	160,966
Income before income tax expense	91,167	109,958	79,083	96,868	93,921
Income tax expense	29,038	27,234	25,350	30,941	26,860
Net income	$62,129	$82,724	$53,733	$65,927	$67,061

Net income per common share:
Basic	$.49	$.65	$.42	$.51	$.52
Diluted	$.49	$.65	$.42	$.51	$.52

Dividends declared per common share	$.2425	$.2425	$.23	$.23	$.23

Financial Ratios:

Return on average assets (1)	1.67%	2.24%	1.49%	1.86%	1.92%
Return on average common equity (1)	24.16	31.81	20.68	26.44	27.75
Net interest margin (1)	4.02	4.00	4.07	4.11	4.22
Net charge-offs as a percentage of average loans and leases (1)	.24	.10	.24	.18	.16
Average total equity to average assets	6.92%	7.03%	7.20%	7.02%	6.92%

(1)  Annualized.

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEETS AND SUPPLEMENTAL INFORMATION

(In thousands)

(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2007	2007	2006	2006	2006
ASSETS

Cash and due from banks	$297,231	$309,741	$316,389	$322,484	$325,715
Investments	130,977	231,256	101,548	72,393	69,176
Securities available for sale	1,967,524	1,861,335	1,840,649	1,829,917	1,880,671
Education loans held for sale	153,566	201,924	145,283	190,724	228,492
Loans and leases:
Consumer home equity:
Fixed-rate	4,614,322	4,475,520	4,293,070	4,027,680	3,721,249
Variable-rate	1,421,390	1,442,593	1,502,537	1,585,487	1,689,402
Consumer - other	41,708	41,853	40,119	36,978	34,854
Total consumer home equity and other	6,077,420	5,959,966	5,835,726	5,650,145	5,445,505
Commercial real estate:
Fixed- and adjustable-rate	1,750,690	1,732,636	1,718,735	1,699,431	1,672,865
Variable-rate	598,918	645,047	692,497	709,806	725,560
Total commercial real estate	2,349,608	2,377,683	2,411,232	2,409,237	2,398,425
Commercial business:
Fixed- and adjustable-rate	165,780	163,014	152,018	142,293	127,702
Variable-rate	391,354	391,113	384,360	403,070	372,828
Total commercial business	557,134	554,127	536,378	545,363	500,530
Leasing and equipment finance	1,879,958	1,837,964	1,771,231	1,707,045	1,624,781
Subtotal	10,864,120	10,729,740	10,554,567	10,311,790	9,969,241
Residential real estate	587,400	614,970	643,087	676,454	714,433
Total loans and leases	11,451,520	11,344,710	11,197,654	10,988,244	10,683,674
Allowance for loan and lease losses	(61,934)	(58,714)	(56,440)	(55,079)	(55,085)
Net loans and leases	11,389,586	11,285,996	11,141,214	10,933,165	10,628,589
Premises and equipment	420,967	414,041	400,812	388,099	381,174
Goodwill	152,599	152,599	152,599	152,599	152,599
Other assets	339,170	344,594	347,516	321,465	305,771
	$14,851,620	$14,801,486	$14,446,010	$14,210,846	$13,972,187

LIABILITIES AND STOCKHOLDERS’ EQUITY

Non-interest-bearing deposits:
Retail	$1,492,429	$1,532,150	$1,457,265	$1,484,651	$1,557,933
Small business	586,711	596,460	629,011	615,119	604,776
Commercial and custodial	199,226	201,860	206,034	209,365	234,188
Total non-interest bearing deposits	2,278,366	2,330,470	2,292,310	2,309,135	2,396,897
Interest-bearing deposits:
Premier checking	1,070,397	1,073,500	1,042,361	1,021,560	1,000,749
Other checking	834,405	824,512	813,851	840,966	893,800
Subtotal	1,904,802	1,898,012	1,856,212	1,862,526	1,894,549
Premier savings	1,109,341	1,070,059	1,014,427	942,760	855,979
Other savings	1,300,857	1,314,471	1,299,319	1,350,659	1,415,767
Subtotal	2,410,198	2,384,530	2,313,746	2,293,419	2,271,746
Money market	604,217	610,286	593,961	609,997	610,766
Subtotal	4,919,217	4,892,828	4,763,919	4,765,942	4,777,061
Certificates of deposit	2,525,886	2,513,838	2,470,659	2,431,364	2,249,694
Total interest-bearing deposits	7,445,103	7,406,666	7,234,578	7,197,306	7,026,755
Total deposits	9,723,469	9,737,136	9,526,888	9,506,441	9,423,652
Borrowings:
Short-term borrowings	196,169	87,928	520,883	619,683	573,418
Long-term borrowings	3,566,883	3,599,032	3,039,011	2,780,532	2,703,623
Total borrowings	3,763,052	3,686,960	3,559,894	3,400,215	3,277,041
Accrued expenses and other liabilities	336,676	337,178	319,740	306,971	304,875
Total liabilities	13,823,197	13,761,274	13,406,522	13,213,627	13,005,568
Stockholders’ equity:
Common stock	1,315	1,316	1,534	1,842	1,842
Additional paid-in capital	351,312	344,685	395,237	468,271	467,768
Retained earnings	841,757	795,884	1,129,892	1,611,335	1,573,856
Accumulated other comprehensive loss	(42,754)	(34,939)	(23,804)	(37,225)	(48,838)
Treasury stock at cost and other	(123,207)	(66,734)	(463,371)	(1,047,004)	(1,028,009)
	1,028,423	1,040,212	1,039,488	997,219	966,619
	$14,851,620	$14,801,486	$14,446,010	$14,210,846	$13,972,187

Supplemental Information:
Securities available for sale	$1,967,524	$1,861,335	$1,840,649	$1,829,917	$1,880,671
Residential real estate loans	587,400	614,970	643,087	676,454	714,433
Total securities available for sale and residential real estate loans	$2,554,924	$2,476,305	$2,483,736	$2,506,371	$2,595,104

TCF FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED QUARTERLY YIELDS AND RATES (1)

(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2007	2007	2006	2006	2006

ASSETS

Investments	4.77%	4.91%	4.59%	4.74%	4.59%
Securities available for sale	5.42	5.40	5.37	5.35	5.35
Education loans held for sale	8.79	8.33	8.24	7.15	7.38
Loans and leases:
Consumer home equity:
Fixed-rate	6.97	6.95	6.92	6.87	6.80
Variable-rate	8.80	8.83	8.88	8.91	8.69
Consumer - other	10.16	9.89	10.30	10.31	10.60
Total consumer home equity and other	7.42	7.42	7.45	7.46	7.41
Commercial real estate:
Fixed- and adjustable-rate	6.42	6.38	6.51	6.29	6.24
Variable-rate	7.83	7.72	7.88	7.97	7.60
Total commercial real estate	6.78	6.74	6.91	6.78	6.65
Commercial business:
Fixed- and adjustable-rate	6.47	6.48	6.49	6.32	6.18
Variable-rate	7.50	7.51	7.56	7.60	7.47
Total commercial business	7.19	7.21	7.25	7.27	7.14
Leasing and equipment finance	7.67	7.45	7.56	7.54	7.23
Subtotal	7.31	7.27	7.33	7.31	7.18
Residential real estate	5.85	5.79	5.81	5.81	5.80
Total loans and leases	7.24	7.19	7.25	7.21	7.09

Total interest-earning assets	6.97	6.92	6.98	6.94	6.83

LIABILITIES

Interest-bearing deposits:
Premier checking	2.98	3.10	3.12	3.26	3.18
Other checking	.35	.26	.23	.23	.23
Subtotal	1.83	1.87	1.85	1.89	1.79
Premier savings	4.22	4.29	4.33	4.33	4.04
Other savings	1.15	1.11	1.06	.96	.85
Subtotal	2.56	2.54	2.49	2.34	2.04
Money market	2.89	2.89	2.79	2.64	2.25
Subtotal	2.32	2.32	2.28	2.21	1.97
Certificates of deposit	4.73	4.70	4.59	4.36	4.06
Total interest-bearing deposits	3.14	3.13	3.07	2.93	2.64

Total deposits	2.40	2.38	2.33	2.22	1.97

Borrowings:
Short-term borrowings	5.22	5.41	5.35	5.36	4.99
Long-term borrowings	4.51	4.49	4.46	4.51	4.50
Total borrowings	4.55	4.51	4.59	4.67	4.58

Total interest-bearing liabilities	3.00	2.96	2.94	2.86	2.64

Net interest margin	4.02%	4.00%	4.07%	4.11%	4.22%

(1)  Annualized.